Exhibit 99.2

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Financial Statements

September 30, 2008

DB Commodity Services LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Financial Condition

September 30, 2008 (unaudited) and December 31, 2007

	September 30, 2008	December 31, 2007
Assets
Due from DB Exchange Traded Funds	$6,725,151	2,084,602
Investment in DB Exchange Traded Funds, at fair value	25,838	22,000
Due from affiliate, net	15,590,549	1,933,954

Total assets	$22,341,538	4,040,556

Liabilities and Member’s Capital
Liabilities:
Accrued expenses	$9,913,099	6,293,454

Total liabilities	9,913,099	6,293,454

Member’s capital (deficit)	$12,428,439	(2,252,898)

Total liabilities and member’s capital	$22,341,538	4,040,556

See accompanying notes to unaudited financial statements.

DB Commodity Services LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Income and Expenses

For the Nine Months Ended September 31, 2008 and 2007

	2008	2007
Income:
Management fees	$33,041,368	$9,866,794
Change in net unrealized appreciation in investment in
DB Exchange Traded Funds	3,838	—

Total income	33,045,206	9,866,794

Expense:
Legal fees	2,148,044	412,500
Audit fees and tax services	5,798,760	2,881,613
Printing services	1,698,536	1,080,000
Administrator and Trustees fees	2,118,640	1,443,750
Marketing fees	5,559,094	1,551,823
Other	1,040,795	123,750

Total expenses	18,363,869	7,493,436

Net income	$14,681,337	$2,373,358

See accompanying notes to unaudited financial statements.

DB Commodity Services LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Changes in Member’s Capital (Deficit)

For the Nine Months Ended September 31, 2008 and 2007

	2008	2007
Member’s deficit, January 1	$(2,252,898)	$(3,761,264)
Net income	14,681,337	2,373,358

Member’s capital (deficit), September 30	$12,428,439	$(1,387,906)

See accompanying notes to unaudited financial statements.

DB Commodity Services LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Cash Flows

For the Nine Months Ended September 31, 2008 and 2007

	2008	2007
Cash flows from operating activities:
Net income	$14,681,337	$2,373,358
Adjustments to reconcile net income to net cash used in operating activities:
(Increase) / decrease in operating assets:
Due from DB Exchange Traded Funds	(4,640,549)	(947,521)
Due from affiliate, net	(13,656,595)	(3,416,383)
Net change in unrealized gain on Investment in DB Exchange Traded Funds	(3,838)	—
Increase / (decrease) in operating liabilities:
Accrued expenses	3,619,645	1,990,546

Net cash provided by (used for) operating activities	—	—
Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	$—

See accompanying notes to unaudited financial statements.

DB Commodity Services LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2008

(1)	Organization and Basis of Presentation

DB Commodity Services LLC (the Company), a Delaware limited liability company, was formed on May 23, 2005, and is an indirect wholly owned subsidiary of Deutsche Bank AG and a direct wholly owned subsidiary of DB U.S. Financial Markets Holding Corporation. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Company serves as the managing owner, commodity pool operator, and commodity trading advisor to the following funds:

•

PowerShares DB Commodity Index Tracking Fund; a Delaware statutory trust organized on May 23, 2005; commenced investment operations on January 31, 2006 (the DBC Feeder Fund). DBC Feeder Fund was originally named “DB Commodity Index Tracking Fund” and changed its name to “PowerShares DB Commodity Index Tracking Fund” effective August 10, 2006,

•	DB Commodity Index Tracking Master Fund; a Delaware statutory trust organized on May 23, 2005; commenced investment operations on January 31, 2006 (the DBC Master Fund),

•

PowerShares DB G10 Currency Harvest Fund; a Delaware statutory trust organized on April 12, 2006; commenced investment operations on September 15, 2006 (the DBV Feeder Fund). DBV Feeder Fund was originally named “DB Currency Index Value Fund” and changed its name to “PowerShares DB G10 Currency Harvest Fund” effective July 20, 2006,

•

DB G10 Currency Harvest Master Fund; a Delaware statutory trust organized on April 12, 2006; commenced investment operations on September 15, 2006 (the DBV Master Fund). DBV Master Fund was originally named “DB Currency Index Value Master Fund” and changed its name to “DB G10 Currency Harvest Master Fund” effective July 20, 2006,

•	PowerShares DB Multi-Sector Commodity Trust; a Delaware statutory trust, in seven separate series (the Sectors Funds), organized on August 3, 2006; commenced investment operations on January 3, 2007:

–	PowerShares DB Energy Fund (the DBE Feeder Fund),

–	PowerShares DB Oil Fund (the DBO Feeder Fund),

–	PowerShares DB Precious Metals Fund (the DBP Feeder Fund),

–	PowerShares DB Gold Fund (the DGL Feeder Fund),

–	PowerShares DB Silver Fund (the DBS Feeder Fund),

–	PowerShares DB Base Metals Fund (the DBB Feeder Fund),

–	PowerShares DB Agriculture Fund (the DBA Feeder Fund).

DB Commodity Services LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2008

•

DB Multi-Sector Commodity Master Trust; a Delaware statutory trust, in seven separate series (the Sectors Master Funds), organized on August 3, 2006; commenced investment operations on January 3, 2007:

–	DB Energy Master Fund (the DBE Master Fund),

–	DB Oil Master Fund (the DBO Master Fund),

–	DB Precious Metals Master Fund (the DBP Master Fund),

–	DB Gold Master Fund (the DGL Master Fund),

–	DB Silver Master Fund (the DBS Master Fund),

–	DB Base Metals Master Fund (the DBB Master Fund),

–	DB Agriculture Master Fund (the DBA Master Fund).

•	PowerShares DB US Dollar Index Trust; a Delaware statutory trust, in two separate series (the DXY Funds), organized on August 3, 2006; commenced investment operations on February 15, 2007:

–	PowerShares DB US Dollar Index Bullish Fund (the UUP Feeder Fund),

–	PowerShares DB US Dollar Index Bearish Fund (the UDN Feeder Fund).

•	DB US Dollar Index Master Trust; a Delaware statutory trust, in two separate series (the DXY Master Funds), organized on August 3, 2006; commenced investment operations on February 15, 2007:

–	DB US Dollar Index Bullish Master Fund (the UUP Master Fund),

–	DB US Dollar Index Bearish Master Fund (the UDN Master Fund).

The above noted Feeder Funds and Master Funds will be collectively referred to herein as the “DB Exchange Traded Funds”, “Funds”, “Feeder Funds”, or the “Master Funds”, as applicable.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses, and related disclosure of contingent assets and liabilities during the reporting period of the financial statements and accompanying notes. Actual results could differ from those estimates.

(c)	Due from DB Exchange Traded Funds

Due from DB Exchange Traded Funds represents outstanding management fees for services provided to the DB Exchange Traded Funds as commodity pool operator, commodity trading advisor and managing

DB Commodity Services LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2008

owner. The fees are recorded at the invoiced amounts and do not bear interest. Management has determined that there was no risk of unrecoverable amounts, and therefore, no allowance for doubtful accounts was provided for as of September 30, 2008 or December 31, 2007.

(d)	Investment in DB Exchange Traded Funds

The Company’s investments in DB Exchange Traded Funds consist of capital contributions in the general shares of the Funds.

Upon the establishment of the Funds, the Company’s investment represents 100% ownership and is stated at cost. Upon commencement of the Funds’ investment operations and issuance of the Funds’ limited shares, the Company’s general share ownership of the Feeder Funds is recorded as capital in the consolidated financial statements of the Funds, and the Company’s general share ownership of the Master Funds is recorded as a minority shareholder.

(e)	Income Taxes

The Company is a limited liability company and did not elect to be taxable as a corporation for U.S. income tax purposes. Accordingly, the Company will not incur U.S. income taxes. No provision for federal, state, and local income taxes has been made in the accompanying financial statements, as its owner-member is liable for income taxes, if any, on the Company’s income, loss, and other items. The following is the major tax jurisdiction for the Company and the earliest tax year subject to examination: United States – 2005.

(f)	Revenue Recognition

Fees for management services are recognized on an accrual basis when earned. Fees for management services are accrued for each of the Master Funds monthly. No separate fee is received from each of the Feeder Funds.

(g)	Reclassifications

Certain amounts in the 2007 financial statements have been reclassified to conform to the 2008 presentation.

(3)	Related Party Transactions

(a)	Management Fees and Due from DB Exchange Traded Funds

The DBA, DBB, DBC, DBE, DBP, and DBV Master Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of their net asset values.

The DBO, DBS, DGL, UDN, and UUP Master Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.50% per annum of their net asset values.

DB Commodity Services LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2008

During the nine months ended September 30, 2008 and September 30, 2007 the Company earned management fees of $33,041,368 and $9,866,794, respectively. As of September 30, 2008 and December 31, 2007 management fees due from DB Exchange Traded Funds were $6,725,151 and $2,084,602, respectively.

	2008 Management fees	2007 Management fees	2008 Due from DB Exchange- Traded Funds	2007 Due from DB Exchange- Traded Funds
DBA Master Fund	$13,067,703	1,692,025	2,420,834	610,088
DBB Master Fund	530,818	293,232	112,150	30,794
DBC Master Fund	12,856,736	5,072,535	2,493,142	943,961
DBE Master Fund	611,368	176,556	126,387	31,370
DBO Master Fund	185,370	103,092	39,349	11,577
DBP Master Fund	553,993	113,801	109,513	30,081
DBS Master Fund	198,595	80,840	37,518	11,679
DBV Master Fund	3,014,436	2,108,443	657,351	330,845
DGL Master Fund	280,356	83,157	63,389	16,780
UDN Master Fund	330,739	87,506	64,580	34,492
UUP Master Fund	1,411,254	55,607	600,938	32,935

	$33,041,368	9,866,794	6,725,151	2,084,602

(b)	Organization and Offering Costs

The Company assumes all organization and offering costs of the Funds and Master Funds. Expenses incurred with the continuous offering of limited shares will also be paid by the Company.

(c)	Administration Expenses

The Company assumes all routine operational, administrative and other ordinary expenses of the Funds and Master Funds, including, but not limited to, computer services, the fees and expenses of the Trustee, legal and accounting fees and expenses, tax preparation expenses, filing fees and printing, mailing and duplication costs. Accordingly, such expenses are recorded in the statement of income and expenses of the Company. Please refer to Note 6 for further details on service agreements.

(d)	Service Agreement

The Company, in its capacity as the managing owner and on behalf of the Funds, entered into a service agreement with Deutsche Bank AG for services including, but not limited to, trading, accounting, legal, human resources, and other. The costs of these services are assumed by Deutsche Bank AG with no cost allocation to the Company or the Funds.

DB Commodity Services LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2008

(e)	Due from Affiliate, Net

Deutsche Bank AG New York Branch, provides the Company with a cash facility to cover its operational expenses and to deposit management fees received from the DB Exchange Traded Funds. This cash management program is non interest bearing and there is no expiration date. As of September 30, 2008 and December 31, 2007, the Company had a net receivable from affiliate of $15,590,549 and $1,933,954, respectively.

(f)	Letter of Support

The Company has received from Deutsche Bank AG a letter of support that provides to the Company the funds and support to allow the Company to meet all of its current and currently foreseeable obligations for a year and a day from December 31, 2007.

(4)	Investments in DB Exchange Traded Funds

Investments in DB Exchange Traded Funds as of September 30, 2008 consist of the following:

Amount
PowerShares DB Commodity Index Tracking Fund	$1,345
DB Commodity Index Tracking Master Fund	1,345
PowerShares DB G10 Currency Harvest Fund	974
DB G10 Currency Harvest Master Fund	974
PowerShares DB Energy Fund	1,580
DB Energy Master Fund	1,580
PowerShares DB Oil Fund	1,541
DB Oil Master Fund	1,541
PowerShares DB Precious Metals Fund	1,222
DB Precious Metals Master Fund	1,222
PowerShares DB Gold Fund	1,300
DB Gold Master Fund	1,300
PowerShares DB Silver Fund	898
DB Silver Master Fund	898
PowerShares DB Base Metals Fund	791
DB Base Metals Master Fund	791
PowerShares DB Agriculture Fund	1,208
DB Agriculture Master Fund	1,208
PowerShares DB US Dollar Index Bullish Fund	975
DB US Dollar Index Bullish Master Fund	975
PowerShares DB US Dollar Index Bearish Fund	1,085
DB US Dollar Index Bearish Master Fund	1,085

$25,838

DB Commodity Services LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2008

The Company’s ownership in each of the above DB Exchange Traded Funds represents less than 1.0%.

(5)	Accrued Expenses

Accrued expenses as of September 30, 2008 and December 31, 2007 consist of the following:

	2008	2007
Audit fees and tax services	$5,862,007	4,412,865
Marketing fees	2,642,247	817,335
Administrator and trustees fees	439,763	484,118
Legal fees	865,409	318,520
Printing services	103,673	166,950
Other	—	93,666

	$9,913,099	6,293,454

(6)	Service Agreements

(a)	Trust Agreement

Under the trust agreement of the Funds, Wilmington Trust Company (the “Trustee” of the Funds) has delegated to the Company the exclusive management and control of all aspects of the business of the Funds.

Trustee fees are paid on behalf of the Funds by the Company.

(b)	Administration Agreement

The Company, in its capacity as the managing owner and on behalf of each of the Funds and Master Funds, has appointed The Bank of New York Mellon as the administrator (the Administrator), custodian and transfer agent of the Funds and have entered into separate administrative, custodian, transfer agency and service agreements (collectively referred to as the Administration Agreement). The Administrator performs or supervises the performance of services necessary for the operation and administration of each of the Funds (other than making investment decisions), including receiving and processing orders to create and redeem shares of the Funds, net asset value calculations, accounting, and other fund administrative services.

The Administrator’s monthly fees are paid on behalf of the Funds by the Company.

(c)	Distribution Services Agreement

ALPS Distributors, Inc. (the Distributor) provides certain distribution services to the Funds. Pursuant to the Distribution Services Agreement between the Company in its capacity as managing owner of the Funds and the Distributor, the Distributor assists the Company and the Administrator with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials.

DB Commodity Services LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2008

The Distribution Services Agreement is terminable without penalty on sixty days’ written notice by the Company or by the Distributor. The Distribution Services Agreement will automatically terminate in the event of its assignment.

Distribution fees are paid on behalf of the Funds by the Company.

(d)	License Agreement

Under the License Agreement among Invesco PowerShares Capital Management LLC (formerly known as PowerShares Capital Management LLC) (the Licensor), and the Company in its own capacity, and in its capacity as the managing owner and on behalf of the Funds, the Licensor granted to the Funds a non-exclusive license to use the PowerShares® trademark (the “Trademark”) anywhere in the world, solely in connection with the marketing and promotion of the Funds and to use or refer to the Trademark in connection with the issuance and trading of the Funds’ shares as necessary.

License fees are paid on behalf of the Funds by the Company.

(e)	Marketing Agreement

Pursuant to a marketing agreement between Invesco AIM Distributors, Inc. (formerly known as AIM Distributors, Inc), (an affiliate of the Licensor) and the Company in its capacity as the managing owner and on behalf of the Funds, Invesco AIM Distributors, Inc. assists the Company and the Administrator with certain functions and duties such as providing various educational and marketing activities regarding each of the Funds, primarily in the secondary trading market. Activities include, but are not limited to, communicating each of the Funds’ names, characteristics, uses, benefits, and risks, consistent with the prospectus, engagement in public seminars, road shows, conferences, media interviews, fielding incoming telephone “800” number calls, and distributing sales literature and other communications (including electronic media) regarding each of the Funds. Invesco AIM Distributors, Inc will not open customer accounts or handle orders for the Funds.

Marketing fees are paid on behalf of the Funds by the Company.

(7)	Commitments and Contingencies

The Company has entered into various service agreements on behalf of the Funds that contain a variety of representations, or provide indemnification provisions related to certain risks service providers undertake in performing services that are in the best interests of the Funds. While the Company’s exposure under such indemnification provisions cannot be estimated until a claim arises, these general business indemnifications are not expected to have a material impact on the Company’s financial position.

(8)	Business and Credit Concentration

The Company’s business is to serve as the managing owner, commodity pool operator, and commodity trading advisor to the DB Exchange Traded Funds. The basis for the management fee calculation is the Funds’ net asset value. Accordingly, factors that may have the effect of causing a decline in the Funds’ net asset value will affect the Company’s income from management fees.

DB Commodity Services LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2008

(9)	Recently Issued Accounting Standards

In December 2007, the Financial Accounting Standards Board released Statement of Financial Accounting Standard No. 160, Noncontrolling Interests in Consolidated Financial Statements – an amendment to ARB No. 51 (Statement 160). Statement 160 requires noncontrolling interests (previously referred to as minority interests) to be reported as a component of equity, which changes the accounting for transactions with noncontrolling interest holders. Statement 160 is effective for periods beginning on or after December 15, 2008 and earlier adoption is prohibited. Statement 160 will be applied prospectively to all noncontrolling interests including any that arose before the effective date and presentation and disclosure requirements shall be applied retrospectively for all periods presented.

At this time, management is evaluating the implications of this Statement and its impact on the financial statements has not yet been determined.